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Exhibit 99.1

UNITED PAN-EUROPE COMMUNICATIONS N.V.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of United Pan-Europe Communications N.V. (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John F. Riordan and Charles H.R. Bracken, Chief Executive Officer and Chief Financial Officer of the Company, each certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2002
	By:	/s/ JOHN F. RIORDAN John F. Riordan Chief Executive Officer
	By:	/s/ CHARLES H.R. BRACKEN Charles H.R. Bracken Chief Executive Officer

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Exhibit 99.1
UNITED PAN-EUROPE COMMUNICATIONS N.V. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002